Supplemental Cash Flow Information - Summary of Cash Flow Information (Detail) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021
Change in non-cash working capital
Accounts receivable	$ 12,630	$ (6,858)	$ (1,972)	$ (7,070)
Accounts payable and accrued liabilities	(2,140)	859	(4,353)	(1,020)
Other	(3,125)	(1,804)	(2,228)	(1,685)
Total change in non-cash working capital	$ 7,365	$ (7,803)	$ (8,553)	$ (9,775)